Vanguard Growth and Income Fund

Supplement to the Prospectus and Summary Prospectus Dated January 27, 2010

Prospectus and Summary Prospectus Text Changes

Under the heading “Investment Advisor” in the Fund Summary section, the following text replaces similar text:

Mellon Capital Management Corporation

Portfolio Managers

Oliver E. Buckley, Executive Vice President and Head of Active Equity Strategies at Mellon Capital. He has managed the Fund since 2008.

Warren Chiang, CFA, Head of Active Equity Strategies and Managing Director of Mellon Capital. He has co-managed the Fund since November 2010.

Langton C. Garvin, CFA, Director and Active Equity Strategist of Mellon Capital. He has co-managed the Fund since November 2010.

Prospectus Text Changes

Under the heading “Investment Advisor” in the More on the Fund section, the following text replaces similar text:

The managers primarily responsible for the day-to-day management of the Fund are:

Oliver E. Buckley, Executive Vice President and Head of Active Equity Strategies at Mellon Capital. He has worked in investment management since 1988; has been with Franklin Portfolio Associates (which was merged into Mellon Capital as of January 1, 2009) since 2000; and has managed the Fund since 2008. Education: B.S. and M.S., Stanford University; M.B.A., University of California, Berkeley.

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Warren Chiang, CFA, Head of Active Equity Strategies and Managing Director of Mellon Capital. He has managed investment portfolios since 1996 and has co-managed the Fund since November 2010. Education: B.S. and M.B.A., University of California, Berkeley.

Langton C. Garvin, CFA, Director and Active Equity Strategist of Mellon Capital. He has worked in investment management since 1996; has managed investment portfolios since 2000; and has co-managed the Fund since November 2010. Education: B.S., Skidmore College; M.S., University of Massachusetts.

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© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 93 112010

Vanguard Quantitative Funds Vanguard Growth and Income Fund

Supplement to the Statement of Additional Information Dated January 27, 2010

Important Changes to Vanguard Growth and Income Fund

Mellon Capital Management Corporation (Mellon Capital) has announced the retirement of Oliver E. Buckley effective December 31, 2010.

Warren Chiang, CFA, and Langton C. Garvin, CFA, have joined Mr. Buckley as Portfolio Managers for the Fund. Upon Mr. Buckley’s retirement at the end of the year, Messrs. Chiang and Garvin will remain as co-managers of the Fund. The Fund’s investment objective, strategies, and policies remain unchanged.

Mr. Chiang, CFA, Head of Active Equity Strategies and Managing Director of Mellon Capital, has worked in investment management since 1996. He has managed investment portfolios since 1996 and has co-managed the Fund since November 2010. He holds a B.S. and an M.B.A. from the University of California at Berkeley.

Mr. Garvin, CFA, Director and Active Equity Strategist of Mellon Capital, has worked in investment management since 1996. He has managed investment portfolios since 2000 and has co-managed the Fund since November 2010. He holds a B.S. from Skidmore College and an M.S. from the University of Massachusetts.

Statement of Additional Information Text Changes

In the Investment Advisory Services section, “Other Accounts Managed” on page B-31 is replaced as follows:

Oliver E. Buckley co-manages Vanguard Growth and Income Fund; as of September 30, 2009, the Fund held assets of $4.7 billion. As of September 30, 2009, Mr. Buckley also managed seven other registered investment companies with total assets of $71 million (advisory fees not based on account performance); two other pooled investment vehicles with total assets of $235 million (advisory fees not based on account performance); and 31 other accounts with total assets of $3.5 billion (advisory fees based on account performance for seven of these accounts with total assets of $730 million).

Warren Chiang and Langton C. Garvin co-manage Vanguard Growth and Income Fund; as of September 30, 2010, the Fund held assets of $4.2 billion. As of September 30, 2010, Mr. Chiang and Mr. Garvin also co-managed 16 other registered investment companies with total assets of $1.9 billion (advisory fees not based on account performance); 12 other pooled investment vehicles with total assets of $986 million (advisory fee based on account performance for one of these accounts with total assets of $28 million); and 88 other accounts with total assets of $6.8 billion (advisory fees based on account performance for 17 of these accounts with total assets of $1.8 billion).

Also in the Investment Advisory Services section, “Ownership of Securities” on page B-32 is amended as follows:

As of September 30, 2009, Mr. Buckley owned no shares of the Growth and Income Fund. As of September 30, 2010, Mr. Chiang and Mr. Garvin owned no shares of the Growth and Income Fund.

CFA® is a trademark owned by CFA Institute.

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI093B 112010